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                                                                                                         Exhibit (21)


Subsidiaries of the registrant (As of December 31, 1996)
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                                                                                                      Percentage
                                                                                                       of Voting
                                                                                                      Securities
                                                                                                       Owned by
                                                                                State of               Immediate
Name                                                                            Organization            Parent
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
OLD  REPUBLIC  INTERNATIONAL  CORPORATION                                       Delaware                  ---
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     Old Republic Capital Corporation                                           Delaware                  100%
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     Old Republic General Insurance Group, Inc.                                 Delaware                  100%
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         Bitco Corporation                                                      Delaware                  100%
              Bituminous Casualty Corporation                                   Ilinois                   100%
              Bituminous Fire and Marine Insurance Corporation                  Illinois                  100%
         Brummel Brothers, Inc.                                                 Illinois                  100%
         Chicago Underwriting Group, Inc.                                       Delaware                  100%
              Upper Peninsula Insurance Company                                 Arizona                   100%
         Employers General Insurance Group, Inc.                                Delaware                   93%
              Employers General Insurance Company                               Texas                     100%
              Employers General Insurance, Ltd.                                 Bermuda                   100%
              Employers National Risk Management Services, Inc.                 Texas                     100%
              Employers Claims Adjustment Services, Inc.                        Texas                     100%
              National General Agency, Inc.                                     Texas                     100%
         ORI Great West Holding, Inc.                                           Delaware                  100%
              Central Data Services, Inc.                                       Delaware                  100%
              Great West Casualty Company                                       Nebraska                  100%
              Great West Insurance Agencies, Inc.                               Delaware                  100%
         International Business & Mercantile Insurance Managers, Inc.           Delaware                  100%
         Old Republic Home Protection Company, Inc.                             California                100%
         Old Republic Insurance Company                                         Pennsylvania              100%
         Old Republic Insured Credit Services, Inc.                             Illinois                  100%
         Old Republic Lloyds of Texas                                           Texas                     100%
         Old Republic Northern Holdings, Inc.                                   Delaware                  100%
              Old Republic Mercantile Insurance Company                         Wisconsin                 100%
              Old Republic Risk Management, Inc.                                Delaware                  100%
         Old Republic Security Holdings, Inc.                                   Delaware                  100%
              Old Republic Minnehoma Insurance Company                          Arizona                   100%
              ORDESCO, Inc.                                                     Oklahoma                  100%
         Old Republic Standard Underwriters, Inc.                               Delaware                   86%
              Old Republic Standard Insurance Company                           Arizona                   100%
         Old Republic Surety Group, Inc.                                        Delaware                   96%
              Old Republic Surety Company                                       Wisconsin                 100%
         Old Republic Union Insurance Company                                   Illinois                  100%
         Old Republic Union Insurance Managers, Inc.                            Alabama                   100%
         Phoenix Aviation Managers, Inc.                                        Delaware                   30%
              Aerie REassurance Company, Ltd.                                   Bermuda                   100%
         Reliable Canadian Holdings, Ltd.                                       Ontario(Canada)           100%
              D.I.S.C.C. Enterprise, Ltd.                                       British Columbia(Canada)  100%
              Old Republic Insurance Company of Canada                          Ontario(Canada)           100%
         Old Republic International Reinsurance Group, Inc.                     Delaware                  100%
              American Business & Mercantile Insurance Group, Inc.              Delaware                   40%
                  American Business & Mercantile REassurance Company            Delaware                  100%
              American Treaty Management Corporation                            Delaware                  100%
              International Business & Mercantile REassurance Company           Illinois                  100%
              Old Republic RE, Inc.                                             Delaware                  100%
              Sierra Reinsurance Services, Inc.                                 Delaware                  100%

     Old Republic Mortgage Guaranty Group, Inc.                                 Delaware                  100%
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         Republic Mortgage Insurance Company                                    North Carolina            100%
         Republic Mortgage Insurance Company of Florida                         Florida                   100%
         Republic Mortgage Insurance Company of North Carolina                  North Carolina            100%
         RMIC Corporation                                                       North Carolina            100%


     Old Republic Title Insurance Group, Inc.                                   Delaware                  100%
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         Old Republic National Title Holding Company                            Delaware                  100%
              American Guaranty Holding Corp.                                   Oklahoma                  100%
                  American First Title & Trust Company                          Oklahoma                  100%
                  American Guaranty Title Company                               Oklahoma                  100%
                  Canadian Valley Abstract Company                              Oklahoma                  100%
                  El Reno Abstract Company                                      Oklahoma                  100%
                  Lenders Inspection Company                                    Oklahoma                   50%
                  Pyramid Leasing Corp.                                         Oklahoma                  100%
              Badger Abstract & Title Corporation                               Wisconsin                 100%
              Central Florida Title Company                                     Florida                   100%
              Houston Title Company                                             Texas                     100%
              Old Republic Title Agency of Columbus, Inc.                       Ohio                       90%
              Old Republic Title Company of Bell County                         Texas                     100%
              Old Republic Title Company of Cleburne                            Texas                     100%
              Old Republic Title Company of Conroe                              Texas                      57%
              Old Republic Title Company of Indiana                             Indiana                   100%
              Old Republic Title Company of Kansas City, Inc.                   Missouri                  100%
              Old Republic Title Company of St. Louis, Inc.                     Missouri                  100%
              Old Republic Title Company of Tennessee                           Tennessee                 100%
              Old Republic Title Company of Utah                                Utah                      100%
              Southwest Land Title Co. of Fort Worth, Inc.                      Texas                     100%
              The Title Company of North Carolina, Inc.                         North Carolina            100%
         Old Republic National Title Insurance Company                          Minnesota                 100%
              Mississippi Valley Title Insurance Company                        Mississippi               100%
         Old Republic General Title Insurance Corporation                       Ohio                      100%
         Old Republic Title Holding Company, Inc.                               California                100%
              Old Republic Exchange Facilitator Company                         California                100%
              Old Republic Title Company                                        California                100%
              Old Republic Title Company of Nevada                              Nevada                    100%
              Old Republic Title Corporation of Hawaii, Ltd.                    Hawaii                    100%
                  Old Republic Escrow Corporation                               Hawaii                    100%
              Old Republic Title Insurance Agency, Inc.                         Arizona                   100%
              Old Republic Title, Ltd.                                          Delaware                  100%
              Professional Real Estate Coordinators, Inc.                       California                100%


     Old Republic Nucorp, Inc.                                                  Delaware                  100%
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         Old Republic Title Company of Sacramento County                        California                100%


     Old Republic Life Insurance Group, Inc.                                    Delaware                  100%
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         Old Republic Dealer Service Corporation                                Delaware                  100%
              ORDESCO Life & Accident Insurance Company                         Arizona                   100%
         Old Republic Funding Services, Inc.                                    Delaware                   80%
         Old Republic Life Insurance Company                                    Illinois                  100%
              Old Republic Canadian Holdings, Ltd.                              Ontario(Canada)           100%
                  Reliable Life Insurance Company                               Ontario(Canada)           100%
         Old Republic Life Insurance Company of New York                        New York                  100%
         Old Republic Life Reinsurance Group, Inc.                              Delaware                  100%
              Home Owners Life Insurance Company                                Illinois                  100%


     Old Republic Marketing, Inc.                                               Illinois                  100%
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         Owns minor non-consolidated subsidiaries & affiliates                  Various                 Various


     American Business & Personal Insurance Mutual, Inc.                        Delaware                    *
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         Inter Capital Group, Inc.                                              Delaware                  100%
              Inter Capital Company                                             Arizona                   100%
              Inter Capital Leasing and Finance Corporation                     Delaware                  100%
              Inter Capital Realty Corporation                                  Delaware                  100%
              Ridgefield International, Inc.                                    Delaware                  100%
                  Inter West Assurance Company, Ltd.                            Bermuda                   100%
         Remington General Assurance Limited                                    Bermuda                   100%


* Owned by its policyholders
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